UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024 (May 14, 2024)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 14, 2024, Carriage Services, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). The matters presented for a vote and the related results are as follows:

PROPOSAL 1 - ELECTION OF DIRECTORS
Proposal 1 was the election of the nominees to serve as Class I directors for a three-year term expiring on the date of the 2027 annual meeting. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Julie Sanders	7,700,952.45	2,410,572.60	1,931,487.00
Somer Webb	7,701,322.04	2,410,203.00	1,931,487.00
Pursuant to the foregoing vote, each of Mses. Sanders and Webb were duly elected as Class I directors.

PROPOSAL 2 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS’ COMPENSATION
Proposal 2 was to approve, on an advisory basis, our Named Executive Officers’ compensation, as disclosed in our Proxy Statement. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,227,375.38	1,830,402.87	53,746.80	1,931,487.00
Pursuant to the foregoing vote, the Named Executive Officer compensation, as disclosed in the Proxy Statement for the Company’s 2024 Annual Meeting, was approved on an advisory basis. The Board and the Compensation Committee will carefully consider the voting results when making future decisions regarding executive compensation.

PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 3 was the ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,948,683.04	49,718.00	44,611.00	—
Pursuant to the foregoing vote, the appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

ITEM 8.01 OTHER EVENTS.
On May 14, 2024, the Company’s Board of Directors (the “Board”) elected Julie Sanders to serve as Chair of the Board’s Corporate Governance Committee, effective on that date. The election of Ms. Sanders as the Chair of the Corporate Governance Committee was as a result of the previous announcement of Chad Fargason, the prior chair of the Corporate Governance Committee, being elected the Company’s Non-Executive Chairman of the Board, effective March 7, 2024.
Ms. Sanders joined the Company’s Board in 2023 and has served on each of the Audit, Compensation and Corporate Governance Committees since 2023.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 15, 2024	By:	/s/ Steven D. Metzger
Steven D. Metzger
President and Secretary